Exhibit 10.75

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT

THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND

(II) WOULD BE COMPETITIVELY HARMFUL IN PUBLICLY DISCLOSED.

Victoria Scott, Director of Quality & Regulatory Affairs

2117 SW Highway 484

Ocala, FL 34473

Corporate Phone: (352) 448-7797

Corporate Fax: (352)480-4620

Email: Victoria.Scott@AIMimmuno.com

Submitted By:

Pharmaceutics International, Inc. (Pii)

Kevin Kelly, Head of Sales

10819 Gilroy Road

Hunt Valley, MD 21031

Corporate Phone: (410) 584-0001

Mobile: (610) 349-3745

Corporate Fax: (410) 527-0525

Email: kkelly@pharm-int.com

Project Number 27AIM01

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT

THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND

(II) WOULD BE COMPETITIVELY HARMFUL IN PUBLICLY DISCLOSED.

Executive Summary

Introduction:

Pharmaceutics International, Inc. (Pii) is a solutions-oriented, science-driven Contract Development and Manufacturing Organization (CDMO), with over 25 years of proven success in providing dosage form development and cGMP manufacturing services to the global biopharmaceutical industry. Through continuous Investment and Innovation, Pii strives to be the preferred partner of choice for both injectable and oral delivery drug products. Providing outstanding service and value, combined with our experience and relevant expertise, makes Pii uniquely qualified to support product success for our partners.

Pii Delivers Strong Value to its Partners:

A Sustainable Business Partner:

●	Over 25 years of product development, regulatory approval and commercial production success
●	Foundation in Pharmaceutics Know-How, applied to all programs and products
●	Broad partner base ranging from virtual and emerging Pharma to multi-national organizations
●	Continued capital investments ($125M since 2016) with planned facility expansions

Compelling Facilities:

●	Over 360,000 square feet of state-of-the-art product development and cGMP manufacturing space
●	Containment suites for handling high potency compounds and hormones
●	Formulation development center-of-excellence and fully-equipped analytical laboratories – all service offerings located in Hunt Valley, MD
●	Registered with the DEA for Schedule I-V Controlled Substances

Compliant Quality Systems & Processes:

●	Ongoing investments & improvements toward the highest quality & compliance standards
●	FDA, MHRA, EMA inspected facilities with 11 new product approvals since 2017
●	Audit history with Regulatory Agencies and Partners

Science & Innovation Driven:

●	Highly skilled team of seasoned industry leaders
●	Unparalleled depth of scientific training, project management and enterprise-wide experience brought to every program and partner
●	Solutions provider with an unwavering commitment to exceeding every partners’ expectations

Flexible & Reliable:

●	Product development tailored to the characteristics of the API and partners’ objectives
●	Project timelines driven by agreed upon milestones and development strategies
●	Demonstrated speed to Clinic as well as sustainable Commercial supply

27AIM01.01	December 22, 2020	Page 2 of 27
CONFIDENTIAL

Primary Contacts

Name	Title	Phone Number	Email Address
Kevin Kelly	Head of Sales	[***]	[***]

Devan Patel	Sr. Director, Project Management	[***]	[***]

Trish Petty	Accounts Receivable Billing/Collections Specialist	[***]	[***]

27AIM01.01	December 22, 2020	Page 3 of 27
CONFIDENTIAL

This proposal is comprised of three sections, which together are this “Agreement”:

I.	Project Definition and Scope
II.	Timing and Project Initiation
III.	Costs
IV.	Legal and Signatures

Quotation is valid for thirty (30) days

I. Project Definition and Scope

AIM ImmunoTech Inc., (“Client” or “Customer”) requests Pharmaceutics International, Inc., (“Pii”) to perform technical transfer supporting cGMP manufacturing services of Ampligen (Rintatolimod) Sterile Solution 2.5mg/mL for AIM ImmunoTech, Inc.

Indication: Severely debilitated patients with chronic fatigue syndrome (cfs)

Intended Country of Distribution: United States

“Product” in this Agreement refers to “Ampligen (Rintatolimod) Sterile Solution 2.5mg/mL”

Active Pharmaceutical Ingredient (“API”) refers to “Rintatolimod”

API Handling: Store at “-20°C”

Finished Product Handling: Store at “Store at 2-8°C”

1.	Environmental Health and Safety (EH&S) Assessment

1.1	Pii will conduct an environmental health and safety (EH&S) assessment. If a certifiable toxicologist report that includes both Occupational Exposure Limit (OEL) and Acceptable Daily Exposure (ADE) values cannot be provided by AIM ImmunoTech Inc., then an outside toxicologist will assess the API and calculate both an OEL and ADE value. The OEL value will be used to assess the level of containment needed to safely manufacture the Product, per Pii’s SOP. The ADE value, will be used to calculate an acceptable residual limit per Pii’s SOP for cleaning and to evaluate potential for cross-contamination.

27AIM01.01	December 22, 2020	Page 4 of 27
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2.	Materials Intended Country of Distribution: United States

2.1	AIM ImmunoTech Inc. will supply:

●	Background Summary
●	API with Certificate of Analysis (“C of A”), Safety Data Sheet (“SDS”), Bovine Spongiform Encephalopathy/Transmissible Spongiform Encephalopathy Statement (“BSE/TSE”), Melamine statement and all other supporting documentation available
●	The cost of API
Poly I is $[***] per gram
Poly C12U is $[***] per gram
●	Analytical Methods
●	Reference standard and impurities
●	Drug product technical data package if any
●	API DMF and/or technical data package from the manufacturer or the Client, if any
●	Safety Information: Investigator's Brochure or Summaries of Pre-clinical safety/activity data, where available, including:

○	Safety Pharmacology Studies
○	Mutagenicity Studies (e.g. AMES test
○	Non-GLP and/or GLP acute and sub-chronic/chronic toxicity trials in any
○	Pharmacology Summary
○	Teratogenicity Studies

●	The above information will be used to determine allowable residual carryover limits used in cleaning validation and to determine the appropriate level of containment and personal protection equipment (PPE) required.

2.2	Pii will order and invoice to AIM ImmunoTech Inc.: (Reference under Cost Sections)

●	API (If requested by AIM ImmunoTech Inc.)
●	Excipients
●	Packaging Components
●	Analytical Columns
●	Tooling, Change Parts (if required)
●	Capital Equipment (if needed with AIM ImmunoTech Inc.'s authorization)
●	Personal Protective Equipment (if required)
●	Disposables

27AIM01.01	December 22, 2020	Page 5 of 27
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2.3	API - Pii will receive with manufacturer’s Certificate of Analysis (C of A) and will release from vendor CoA for use in R&D Lab Batch(es). Pii will perform Full Release per approved specification for use in cGMP batch(es).
2.4	Excipients - Pii will receive with manufacturer’s Certificate of Analysis (C of A) and will release from vendor CoA for use in R&D Lab Batch(es). Pii will perform Full Release per approved specification for use in cGMP batch(es).
2.5

Packaging - Pii will receive with manufacturer’s Certificate of Analysis (C of A) and will release from vendor CoA for use in R&D Lab Batch(es). Pii will perform Full Release per approved specification for use in cGMP batch(es).

Any item or service (e.g. API, excipient, analytical testing) specified by AIM ImmunoTech Inc. that differs from Pii's provider, requires a GMP evaluation by AIM ImmunoTech Inc., that the supplier of the item or service has been found to be in substantial compliance with the applicable national regulations (e.g. US, EU, JP). If applicable, the Pii Master Quality Agreement will elaborate further on this and other "Quality Agreement" requirements.

3.	Analytical Support

3.1	Evaluation of each test in regards to validation requirements: Pii will review analytical methods proposed and conduct an evaluation to assess the levels and types of validation that are phase appropriate for the new drug product for each test required. This assures compliance with regulatory guidance depending on the phase of research. AIM ImmunoTech Inc. needs to allow for four to five weeks at the initiation of the project for analytical methods evaluation.
3.2	Cleaning Method: Pii will develop an analytical method to evaluate the effectiveness of the cleaning procedure and perform validation of the analytical method. This includes recovery studies from materials similar to the surfaces of cGMP equipment that is to be used for this program.
3.3	API Methods: Pii will review the manufacturer’s C of A and methods. Pii will perform ID and Micro only on the incoming Drug substance/Polymers based on package received from AIM ImmunoTech Inc.:

●	Microbial enumeration (USP 61)
●	Bacterial Endotoxin
●	ID by UV

27AIM01.01	December 22, 2020	Page 6 of 27
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3.4	Drug Product Methods: Pii will perform Method Transfer (where applicable), and will perform USP Method Verification(where applicable) of the following methods:

●	Bacterial Endotoxin
●	Sterility

USP testing is expected to be conducted for these tests. Any product specific testing or compendial testing outside of USP will require additional development and testing procedures.

3.5	Analytical Method: perform ID and Micro Only Protocols for the drug product will be prepared by Pii and approved by AIM ImmunoTech Inc. if required.
3.6	Method Transfer

●	Method Transfer Pre-requisite:

○	Method has been established
○	Method has been validated
○	Validation report/package is available for review
○	Method transfer process will be supported by the laboratory where the method had been established. Method precision samples will be tested concurrently by Pii and this laboratory.

4.	Technical Transfer/Process Development Number of Primary Prototype(s): 1 experiment

4.1	Pii will review the technical data package supplied by AIM ImmunoTech Inc. and will develop a plan outlining the process development
4.2	Pii will develop formulation(s) based on the agreed-to Formulation Development Plan.
4.3	Pii will perform:

●	Cleaning activities/requirements to support a Quality Risk Management Plan (QRMP) to ensure cross contamination controls are in place for cGMP production.

4.4	Based upon the data generated, Pii and AIM ImmunoTech Inc. will make a decision on how to proceed on the formulation and process.

27AIM01.01	December 22, 2020	Page 7 of 27
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5.	(OPTIONAL) Manufacture of Technical Transfer Batch Strengths: 2.5mg/mL Theoretical Batch Size: up to 750L No. Batches: 1

5.1	Pii will manufacture 1 technical transfer batch.
5.2	Material Testing Requirements: See Section 2.
5.3	All manufacturing activities will be recorded in a batch record.
5.4	Pii will use equipment train based on the proposed process from Section 6.
5.5	Pii will perform the following in-process tests:

●	Density
●	Bioburden
●	Osmolality
●	UV

5.6	Pii will perform the following finished product tests:

●	Bacterial Endotoxin
●	Sterility

5.7	Based upon the data generated, Pii and AIM ImmunoTech Inc. will mutually agree on how to proceed.

6.	Manufacture of Submission Batches Strength: 2.5mg/mL Theoretical Batch Size: up to 750L No. Batches: 3

6.1	All materials used for the manufacture of the batches will be fully released by Pii unless otherwise specified by AIM ImmunoTech Inc.. See Materials: Section 2.
6.2	Pii will prepare master production records (MPR) based on the experience of manufacturing the batch(es). The batch records will be approved by AIM ImmunoTech Inc. at least one (1) week prior to the manufacture.
6.3	The batches will be manufactured under cGMP conditions as directed in the production records.
6.4	Pii will perform the following in-process tests on the active batches:

●	Density
●	Bioburden

6.5	Pii will perform the following finished product tests or as per the specifications:

●	Bacterial Endotoxin
●	Sterility

27AIM01.01	December 22, 2020	Page 8 of 27
CONFIDENTIAL

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT

THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND

(II) WOULD BE COMPETITIVELY HARMFUL IN PUBLICLY DISCLOSED.

7.	Stability Program for Submission Batches No. Stability Protocols: 6 protocols [3 batches x 2 configurations] [Upright and Inverted]

7.1	Stability of the Active Packaged Product:

●	Pii will prepare a protocol for each batch & configuration, which will be approved by the Client. The stability program is to be initiated as soon as the batch(es) are manufactured, primary/secondary packaged and each protocol is signed. If additional points are needed, they will be billed at the point charge rate.

●	Sufficient samples will be placed on stability to meet the stability protocol requirements. The stability protocols will include the following conditions and time point(s):

Conditions	Initial *	6 month	12 month	18 month	24 month	30 month	36 month	42 month	48 month	54 month	60 month
[***]	m	m	m	m	m	m	m	m	m	m	m
[***]		m	m

x – Test (Inverted/Upright) m – Microbial

* Release data will be used at initial time if stability is initiated within one (1) month from manufacture

The following tests will be performed on the batch(es), if not specified in the approved protocol otherwise:

●	Bacterial Endotoxin
●	Sterility

27AIM01.01	December 22, 2020	Page 9 of 27
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8.	(OPTIONAL) Process Validation Studies

8.1	Pii will prepare validation protocols, based on the engineering batch, which will be reviewed and approved by Eagle Pharmaceuticals, Inc. prior to beginning the validation batches.

■	Process Validation Protocol will be generated to assess the following:

○	Manufacturing process validation
○	Mixing Study

■	Evaluating the in-process tests/CQA’s

○	In-Process testing as per the Batch Record
○	In-Process checks for sterility, assay, and impurities for beginning, middle, and end samples for a total of 3 samples.
○	Filtration

■	Filter Flush Studies (if not previously performed)

●	Evaluate particulate matter, moisture content, assay, impurities for up to 3 samples of appropriate flush volume

○	Sample evaluation for filtration step (assumes filter assembly change out) for beginning, middle, and end samples for a total of 3 samples.
○	Finished Product Testing

9.	Project Management

9.1	The project kickoff meeting is the first opportunity for AIM ImmunoTech Inc. and Pii to perform a detailed review of all of the items required in making the project successful. In our experience, many clients make scope adjustments at this point of the project. It is for this reason that all quotations and project timelines communicated by Pii to AIM ImmunoTech Inc. are subject to revision until the project scope is finalized during the project kickoff meeting.
9.2	Pii runs each project through project teams. This method has a proven record of success. The personnel selected as team representatives will have a direct impact on the level of success of the project. AIM ImmunoTech Inc. and Pii are responsible for selecting the appropriate personnel to represent each company. Expectations of members will include team and meeting participation, knowledge of the project and plan, maintaining open communication with other team members, following up on requests of the team, and building a positive working relationship between companies. Additionally, in order to maintain effective communication once a project has been initiated, Pii requests that all AIM ImmunoTech Inc. project inquiries be communicated through the Pii project leader.

27AIM01.01	December 22, 2020	Page 10 of 27
CONFIDENTIAL

●	Initiation of signed Agreement

○	Business Development Kick-Off
○	Review Agreement
○	Background information from Business Manager
○	Additional requirements

●	Internal Pii Kick-Off meeting

○	Functional Team Members identified
○	Review Agreement
○	Assemble needs/concerns

●	Kick-Off Meeting with AIM ImmunoTech Inc.

○	Review Agreement
○	Agenda driven
○	High-level timeline presented
○	Agree to communication strategy
○	Agree to timeline/schedule

●	Ongoing Project Management

○	Agree to regular project meetings

■	Agendas
■	Timelines
■	Meeting notes

○	On-going monitoring/reporting
○	Billing/review & sign off on invoices
○	Initiate stability protocols

9.3	Provided that there are ongoing billable activities taking place (excluding stability), Pii will provide Project Management support to monitor the progress of the project against established timelines and will provide AIM ImmunoTech Inc. with updates. The Project Manager will coordinate with Pii’s project team and AIM ImmunoTech Inc. and commit up to two 45 minute teleconference meetings per month. The fee for Project Management is included in Section II: Cost.

27AIM01.01	December 22, 2020	Page 11 of 27
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10.	General Support

10.1	cGMP batch records will be prepared by Pii and approved by AIM ImmunoTech Inc. QA. Changes to the batch record(s) one (1) week prior to manufacturing could lead to additional charges.
10.2	Pii Quality Assurance department will audit and ensure cGMP compliance for the manufacturing of the batches.
10.3	Waste from the manufacturing process will be incinerated. Any unused excipients will be destroyed after expiry date, as it arises.
10.4	Pii will prepare necessary supporting CMC documentation for NDA submission using standard Pii report protocols.
10.5	Support for FDA deficiency letter responses and/or information requests will be charged at $[***]/hour. This may involve personnel from QA, technical operations, project management and/or executive oversight for these functions. Deficiency letter items may include revisions of test methods, drug substance specifications and drug product specifications, batch records, and technical writing support.
10.6	Dedicated excipients and packaging components will be destroyed or shipped back to AIM ImmunoTech with prior authorization, three (3) months after completion of the manufacturing campaign(i.e., after completion of all 3 registration batches) . AIM ImmunoTech Inc. will be charged an incineration fee of $[***] per pallet for the destruction of materials. If however, AIM ImmunoTech Inc. elects to collect materials from Pii a $500 charge will apply.
10.7	If AIM ImmunoTech Inc. elects for Pii to store finished product longer than three (3) months then there will be a storage charge of $[***]per month per pallet.

II.	Timing and Project Initiation:

The project will commence upon receipt of the signed Agreement, the drug substance, and the initiation payment, thereafter payments are due thirty (30) days from the date of invoice. Unpaid balances shall bear interest at a rate of 18% per annum unless determined not to be properly payable.

A timeline will be provided once the Agreement is signed and the project kick-off meeting has been completed between Pii and the AIM ImmunoTech Inc..

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III.	Cost:

The cost table below lists the cost of each step of the program. If Pii and the AIM ImmunoTech Inc. mutually agree that any scope changes or additional work is required, these additional activities will be covered under separate change order.

Cost Table Estimates
Pii Activity		Estimates	Subtotal
1.	EH&S Assessment
● Environmental Health and Safety (EH&S) Assessment and QRMP		$[***]	$[***]
2.	Analytical Support
● Cleaning – Develop and Validate		$[***]	$[***]

●   Risk Assessment of Analytical Methods

i) Review Validation Report

●   API Methods – Perform ID and Micro Testing only on the API’s per section 3.3

●   Drug Product Methods – Method Transfer and USP qualification per section 3.4

$[***]
● Documentation - Prepare Analytical Method Protocols - Reports (as required) - Methods/Specifications/SOP
3.	Materials (Estimate – Actuals will be billed)

API:

●   Full release testing will be charged at $12,000 / lot

●   ID release at $3,500 / lot

●   Assumes the two polymers (APIs) will require ID and Micro only. Assumes only 3 lot of each drug substance. Assuming 3 lots of each drug substance x 2 APIs(polymers) x $3,500/lot =$21,000

		$[***]	*Section 3 is an estimate of material testing costs only. Actuals will be invoiced based upon usage or program specific materials being tested.

Excipients:

●   USP/NF and EP/JP full release testing will be charged at $8,500 / lot

●   PII will use stock excipients where applicable and may opt to charge on a per kg basis

●   Assumes use of 4 excipients with 1 lot only being full tested: Sodium Phosphate Dibasic-7-Hydrate, Sodium Phosphate Monobasic, Sodium Chloride, Magnesium Chloride Hexahydrate

●   ID release at $1,500 / lot

$[***]

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Cost Table Estimates
Pii Activity		Estimates	Subtotal

Packaging Components:

●   USP/NF full release testing will be charged at $[***]/ lot

●   PII will use stock components where applicable and may opt to charge on a per unit basis

●   Assumes one lot of vials, stoppers, and flip-off seals being fully released

●   ID release at $[***]/ lot

$[***]
Note: ● Any outsourced testing not conducted at Pii for API, Excipients, or Packaging Components will be invoiced as a pass through + handling costs as per the terms of the agreement.
4.	Tech Transfer/Process Development

●   R/D Laboratory Manufacturing up to 5 L (1 experiment, notebook documentation)

●   Studies may include:

○   Cleanability Assessment (support QRMP)

●   Analytical Support (testing as per section 4.4, if required)

		$[***]	$[***]
5.	OPTIONAL: Manufacture of Feasibility Batch
● Manufacturing of 1 batch ($[***]per batch) ● In-process testing ● Finished Product Testing		$[***]
● Documentation ● Manufacturing Protocol ● Draft Batch Records)
6.	Manufacture of Registration Batches
● Manufacturing of 3 cGMP Registration batches ($183,750 per batch) ● In-process testing ● Finished Product Testing		$[***]	$[***]
● Documentation (#1) ● Master Batch Records (MBR) ● Certificate of Analysis and Certificate of Compliance

●   (OPTIONAL) Process Validation Studies ($30,000 for PV studies)

●   Perform Process Validation Studies as outlined in section 8

●   Includes Process Validation Master Plan

●   Includes Process Validation Protocol and Report

$[***]

27AIM01.01	December 22, 2020	Page 14 of 27
CONFIDENTIAL

7.	Stability Program for Registration Batches
Stability Programs (3 batches placed on stability at same time)

●   Stability 60M Program 2-8C

●   Upright

○   Microbial Testing (10 pull points for upright x 3 batches x $[***])

●   Inverted:

○   Microbial Testing (10 pull points for inverted x 3 batches x $[***])

●   Stability 12M Program 25C

●   Inverted:

○   Microbial Testing ( 2 pull points for inverted x 3 batches x $[***]))

		$[***]	$[***]
8.	Project Management

●   Project Timelines

●   The Project Manager will coordinate with Pii’s project team and the Client and commit up to two 45-minute teleconference meetings per month, and up to one quarterly face-to-face meeting.

		$[***]	$[***]
9.	General Support
● Administrative support (i.e., Change Controls) ● Supply Chain Management (i.e., phase appropriate vendor qualification, procurement, sample handling)		$[***]	$[***]

Sub-Total:			$[***]
Estimated Costs for Pass Through: (for budgeting purposes only; Estimated at 15% of sub-total. Actuals will be billed as noted herein and excludes CAPEX that may be required)			$[***]
Materials Estimate (section 3):			$[***]

Estimated Project Total:			$[***]

In addition to the above costs:

●	AIM ImmunoTech Inc. shall pay to Pii upon receipt of Pii’s invoice by AIM ImmunoTech Inc. for all non-capital materials (excipients, packaging components, HPLC columns, analytical standards, microbial testing and tooling) used in the study at cost plus 10%. Pii shall obtain AIM ImmunoTech Inc.’s prior written approval for any expenditure greater than $[***]. For high priced items more than $5,000, Pii will charge cost plus 5% to AIM ImmunoTech Inc.. Pii shall invoice AIM ImmunoTech Inc. for all reasonable and normal out-of-pocket travel-related expenses, including airfare, room & board, car rental and the like, of Pii during any technology transfer phase or project update meetings requested in advance by AIM ImmunoTech Inc..

●	Any OOS investigation and testing that is not considered to be Pii laboratory error after mutual review by both parties will be billed at a rate of $[***]/hour. Anything over 40 hours must be pre-approved by AIM.

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CONFIDENTIAL

●	Any excipients, materials or components ordered as specialized items (not standard stock items) for use in the project will be invoiced in full to AIM ImmunoTech Inc.. A handling fee will apply as noted above. Payment is due within 30 days of receipt of invoice by AIM ImmunoTech Inc..

●	Any remaining stock of specialized items ordered on behalf of AIM ImmunoTech Inc. or shipped to Pii by AIM ImmunoTech Inc. will be shipped to AIM ImmunoTech Inc. upon notification by Pii. AIM ImmunoTech Inc. will be solely responsible for cost of shipment and a shipment preparation fee of $[***] will be applied.

●	Shipments outside of Agreement work scope will be invoiced as per the following:

a)	Shipment requests with three (3) day notice or more will be charged at $[***] plus shipping costs and a 10% service charge on shipping.

b)	Shipment requests with two (2) day notice will be charged at $[***] plus shipping costs and a 10% service charge on shipping.

c)	Shipment requests with twenty-four (24) hour notice will be charged at $[***] plus shipping costs and a 10% service charge on shipping.

Non-Stability Payment Schedule

Milestones	Activity	Amount Due

Contract Initiation (non-refundable) for Ampligen (Rintatolimod) Sterile Solution 2.5mg/mL

●   Section 1 @ $[***]

●   Section 2 @ $[***]

●   Section 4 @ $[***]

●   Section 6 @ $[***]

●   Section 8 @ $[***]

●   Section 9 @ $[***]

Please remit Contract Initiation payment along with signed Agreement to Pii.

$[***]
	Initiation of Manufacture of Registration Batch #1 for Ampligen (Rintatolimod) Sterile Solution 2.5mg/mL ● Batch Record Issued to Manufacturing/Production at Pii	$[***]
	Completion of Manufacturing of Registration Batch #1 for Ampligen (Rintatolimod) Sterile Solution 2.5mg/mL ● Provision of Pii QA Reviewed Batch Record	$[***]

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	Disposition of Registration Batch #1 for Ampligen (Rintatolimod) Sterile Solution 2.5mg/mL ● Pii QA Disposition Document for Batch	$[***]
	Initiation of Manufacture of Registration Batch #2 for Ampligen (Rintatolimod) Sterile Solution 2.5mg/mL ● Batch Record Issued to Manufacturing/Production at Pii	$[***]
	Completion of Manufacturing of Registration Batch #2 for Ampligen (Rintatolimod) Sterile Solution 2.5mg/mL ● Provision of Pii QA Reviewed Batch Record	$[***]
	Disposition of Registration Batch #2 for Ampligen (Rintatolimod) Sterile Solution 2.5mg/mL ● Pii QA Disposition Document for Batch	$[***]
	Initiation of Manufacture of Registration Batch #3 for Ampligen (Rintatolimod) Sterile Solution 2.5mg/mL ● Batch Record Issued to Manufacturing/Production at Pii	$[***]
	Completion of Manufacturing of Registration Batch #3 for Ampligen (Rintatolimod) Sterile Solution 2.5mg/mL ● Provision of Pii QA Reviewed Batch Record	$[***]
	Disposition of Registration Batch #3 for Ampligen (Rintatolimod) Sterile Solution 2.5mg/mL ● Pii QA Disposition Document for Batch	$[***]
OPTIONAL	Initiation of Manufacturing of Feasibility Batch of Ampligen (Rintatolimod) Sterile Solution 2.5mg/mL ($[***]) ● Draft Batch Record Sent to AIM ImmunoTech for Review
OPTIONAL	Completion of Manufacturing of Feasibility Batch of Ampligen (Rintatolimod) Sterile Solution 2.5mg/mL ($[***]) ● Draft of the Executed Batch Record Sent to AIM ImmunoTech for Review
OPTIONAL	Initiation of Process Validation Protocol for Ampligen (Rintatolimod) Sterile Solution 2.5mg/mL ($[***]) ● Draft of Process Validation Protocol sent to AIM ImmunoTech
OPTIONAL	Completion of Process Validation Protocol for Ampligen (Rintatolimod) Sterile Solution 2.5mg/mL ($[***]) ● Draft of the Executed Process Validation Protocol sent to AIM ImmunoTech
TOTAL		$[***]

27AIM01.01	December 22, 2020	Page 17 of 27
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Stability Pull Point Cost and Tables:

Stability for the active Registration Batches will be charged per pull point including testing and storage. If samples stored at 30°C/65%RH are tested, they will be charged per pull point.

Stability Study Payment Schedule for Registration Batches

Invoice Issue Date	Description	Amount Due
Stability Initiation

Stability Initiation Fee for the Active Registration Batches for Ampligen (Rintatolimod) Sterile Solution 2.5mg/mL- (non-refundable up to six months)

Microbial: 2-8°C (1 pull points x 2 pkg. config. x $[***])

Microbial: 25°C (1 pull point x 1 pkg. config x $[***])

$[***]
Month 14

12th month stability pull points for Ampligen (Rintatolimod) Sterile Solution 2.5mg/mL

Microbial: 2-8°C (1 pull points x 2 pkg. config. x $[***])

Microbial: 25°C (1 pull point x 1 pkg. config x $[***])

$[***]
Month 20	18th month stability pull point for Ampligen (Rintatolimod) Sterile Solution 2.5mg/mL Microbial: (1 pull points x 2 pkg. config. x $[***])	$[***]
Month 26	24th month stability pull point for Ampligen (Rintatolimod) Sterile Solution 2.5mg/mL Microbial: (1 pull points x 2 pkg. config. x $[***])	$[***]
Month 32	30th month stability pull point for Ampligen (Rintatolimod) Sterile Solution 2.5mg/mL Microbial: (1 pull points x 2 pkg. config. x $[***])	$[***]
Month 38	36th month stability pull point for Ampligen (Rintatolimod) Sterile Solution 2.5mg/mL Microbial: (1 pull points x 2 pkg. config. x $1,100)	$[***]

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Month 44	42nd month stability pull point for Ampligen (Rintatolimod) Sterile Solution 2.5mg/mL Microbial: (1 pull points x 2 pkg. config. x $[***])	$[***]
Month 50	48th month stability pull point for Ampligen (Rintatolimod) Sterile Solution 2.5mg/mL Microbial: (1 pull points x 2 pkg. config. x $[***])	$[***]
Month 56	54th month stability pull point for Ampligen (Rintatolimod) Sterile Solution 2.5mg/mL Microbial: (1 pull points x 2 pkg. config. x $[***])	$[***]
Month 62	60th month stability pull point for Ampligen (Rintatolimod) Sterile Solution 2.5mg/mL Microbial: (1 pull points x 2 pkg. config. x $[***])	$[***]
	Total for each batch	$[***]
	Total for 3 Registration batches	$[***]

NOTE:	Release testing will be considered time 0; however, if the product is not set within thirty (30) days of manufacturing then the initial time point will be required. This cost is not included in this table; therefore, Pii will invoice the AIM ImmunoTech Inc. separately for the initial time point.

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IV. Legal and Signatures

1. CONFIDENTIALITY

The parties acknowledge that the Confidentiality Agreement between the parties dated August 13th, 2020 (the "Confidentiality Agreement") shall continue to govern the parties' respective obligations to one another with regard to the confidential information each has disclosed to the other and shall continue to disclose to the other in connection with this Agreement. The parties' respective obligations with regard to any such confidential information shall survive the termination of this Agreement in accordance with the terms of the Confidentiality Agreement.

2. OWNERSHIP OF MATERIALS AND INFORMATION

All data, information, reports and any and all related documentation, which are developed, generated or derived, directly or indirectly, by Pii (or by any subcontractor or agent of Pii) for Customer during the course of this Agreement (the "Data"), and all inventions, discoveries, formulae, procedures, any other intellectual property, and any improvements thereto, whether patentable or not, which result or evolve directly, during the course of this Agreement or as a result of the services performed hereunder by Pii (or by any subcontractor or agent of Pii) (together with any Data relating thereto, the "Inventions"), shall be and remain the sole and exclusive property of Customer if related to the Product; provided, however, any Inventions made, developed or discovered solely by Pii (or by any subcontractor or agent of Pii) that constitute an invention, improvement or other intellectual property relating generally (i.e., not solely to the Product) to drug delivery technology, formulation, analysis or manufacturing process of pharmaceutical products (together with any Data relating thereto, "Pii Inventions"), shall be and remain the property of Pii, and Pii hereby grants to Customer a perpetual, irrevocable, worldwide, royalty-free, exclusive license (with the right to sublicense) to develop, use, manufacture and sell such Pii Inventions in connection with the development, use, manufacture and sale of the Product, provided, further that the foregoing license shall not be exclusive with respect to a Product that is a non-patented (or non-patent pending) compound. Except as specifically set forth herein, neither Pii nor its employees or agents shall have or acquire any right, title or interest in Inventions. If related to the Product, Pii shall promptly disclose in writing to Customer any Inventions. If related to the Product and to the extent not Pii Inventions, Pii shall assign any and all rights in any Inventions to Customer and shall assist Customer, at no cost to Pii, in perfecting its rights in such Inventions.

3. TERMINATION

Customer, but not Pii, may terminate this Agreement at any time and for any reason at the sole discretion of Customer upon thirty (30) days advance written notice to Pii. Upon such termination, Customer shall pay all costs incurred by Pii for work performed prior to the effective date of termination, provided Pii provides written evidence that such costs have been incurred and such work performed. Either party may terminate this Agreement if the other party is in default of any of its material obligations set forth herein, and such breach is not cured within sixty (60) days, which time period shall be reduced to ten (10) days for any default of any monetary obligation, after the breaching party's receipt of a written notice from the non-breaching party that describes such breach in reasonable detail.

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4. NOTIFICATION OF SUB-CONTRACT LABS

Insofar as Pii anticipates using contract laboratories for some of the activities described in this Agreement, Pii shall notify Customer when use of such contract laboratories becomes necessary. Pii shall be responsible for assuring that any contract lab used complies with Pii's obligations hereunder.

5. WARRANTIES

Pii warrants and covenants that it will perform all of its obligations under this Agreement in accordance with all applicable United States laws and regulations. Without limiting the generality of the foregoing, Pii warrants and covenants that its services hereunder shall be performed in conformity with the requirements for its services set forth in Section A, Project Definition and Scope above (the "Requirements") and all Product will be manufactured in compliance with current good manufacturing practices set forth by the United States Food and Drug Administration ("cGMP"). Pii also warrants and covenants that, to Pii's actual knowledge, the performance of Pii’s services hereunder (including manufacture of Product) will not infringe or misappropriate any intellectual property right of any third party, except to the extent such services are provided in accordance with any the Requirements or other written instructions given by Customer. Except as specifically set forth in this Agreement, Pii MAKES NO EXPRESS OR IMPLIED WARRANTIES OR COVENANTS, STATUTORY OR OTHERWISE, CONCERNING THE DELIVERABLES. WITHOUT LIMITING THE FOREGOING, Pii MAKES NO IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE REGARDING THE DELIVERABLES.

6. ACCEPTANCE OF SHIPMENTS; NON-CONFORMANCE

(a) Pii shall have the right not to deliver Product to Customer if Pii determines that such Product is non-conforming or is otherwise defective ("Non-Deliverable Product"). As long as, with respect to any batch of Non-Deliverable Product, Pii has performed its Services in accordance with the terms and conditions of this Agreement: (i) Pii shall be entitled to payment for its Services actually performed hereunder, and (ii) Pii shall not be responsible for the cost of replacement API required for Pii's replacement of Non-Deliverable Product.

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(b) Unless otherwise instructed by Customer in writing, Pii will not deliver any batch to Customer unless Pii provides to Customer a Certificate of Analysis on or before the date of delivery that certifies that the Product meets the product specifications for the Product set forth in this Agreement (a "COA"). Within thirty (30) days following delivery to Customer, Customer shall have the right to give Pii notice of rejection of any Product that, in whole or part, fails to conform to the COA. Upon receipt of a notice of rejection from Customer, Pii shall conduct an internal investigation. Customer shall at all times supply Pii with any evidence it has that relates to whether any Product delivered to Customer by Pii is non-conforming with the COA. Failure by Customer to give timely notice of rejection shall constitute acceptance by it of the shipment to which the notice of rejection would have otherwise applied. In the event of any disagreement between Pii and Customer relating to Product non-conformance with the COA, the parties will use good faith efforts to reach an amicable resolution of such disagreement. In the event that resolution cannot be reached, a mutually agreed upon, neutral, independent third party laboratory shall be brought in to resolve the disagreement upon the request of either party. The results of the independent laboratory shall be binding on the parties and non-appealable, and the cost of such independent laboratory shall be borne by the party hereunder determined by the independent laboratory to be the non-prevailing party in such disagreement. Subject to the provisions of Section 7(d) below, for any Product properly rejected pursuant to this Section 6(b), such Product shall be returned by Customer to Pii at Pii's expense and shall be replaced by Pii at no extra charge to Customer, subject to the Customer's provision to Pii of materials required pursuant to the terms of this Agreement for Pii's services, including any active pharmaceutical ingredient ("API"); and in the event Pii cannot replace such returned Product, it shall refund to Customer the amount paid therefor.

(c) Notwithstanding anything to the contrary contained herein, as long as Pii has performed its Services in accordance with the terms and conditions of this Agreement, Pii shall not be responsible for the stability of any Product.

7. INDEMNIFICATION

(a) Customer shall indemnify, defend and hold harmless Pii, and Pii’s affiliates, and its and their stockholders, directors, officers, employees and agents from and against any and all claims, losses, liabilities, lawsuits, proceedings, costs and expenses, including without limitation, reasonable attorney’s fees and the cost of recalls arising out of or in connection with: (i) injuries and/or death to humans resulting from the use of any materials provided to Pii by or on behalf of Customer (including all manufactured products or materials resulting from the provision of Pii's services hereunder), including, without limitation, claims based on negligence, warranty, strict liability or any other theory of product liability or a violation of applicable laws or regulations, except to the extent that such injuries or violations are the result of Pii’s negligence or willful misconduct in performing the services hereunder or breach of any covenant or agreement hereunder, (ii) negligence or willful misconduct in advertising, labeling, or improper handling and storage of Customer-provided materials or Product by any person other than Pii, (iii) any instructions given by Customer in connection with any materials provided to Pii by or on behalf of Customer or Pii's services provided hereunder, (iv) any misrepresentation by Customer or breach by Customer of any covenant, representation, warranty or agreement hereunder or (v) patent infringement relating to any materials provided to Pii by Customer or Pii's services provided hereunder to the extent that such infringement does not arise as a result of a breach of any representation or warranty of Pii hereunder.

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(b) Pii shall indemnify and hold harmless Customer and Customer's affiliates, and its and their stockholders, directors, officers, employees and agents from and against any and all claims, losses, liabilities, lawsuits, proceedings, costs and expenses, including without limitation, reasonable attorney’s fees and the cost of recalls arising out of or in connection with: (i) any negligence or willful misconduct of Pii in performing the services hereunder, or (ii) any misrepresentation by Pii or breach by Pii of any covenant, representation, warranty or agreement hereunder.

(c) In no event shall either party be liable to the other for indirect damages or consequential damages, including without limitation, lost profits or revenues.

(d) NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, Pii’S TOTAL LIABILITY TO CUSTOMER FOR COSTS OF REPLACEMENT CUSTOMER MATERIALS INCLUDING API WITH RESPECT TO ANY BATCH OF PRODUCT, FROM ALL CAUSES OF ACTION OF ANY KIND, SHALL BE LIMITED TO AN AMOUNT EQUAL TO the LESSER OF (i) THE cost of such CUSTOMER MaterialS INCLUDING API for such batch OR (ii) TEN PERCENT (10%) OF THE AMOUNT PAID OR PAYABLE TO Pii BY CUSTOMER HEREUNDER FOR THE MANUFACTURE OF SUCH BATCH.

EACH PARTY ACKNOWLEDGES THAT THE FOREGOING LIMITATIONS OF LIABILITY REFLECTS THE ALLOCATION OF RISK SET FORTH IN THIS AGREEMENT AND CUSTOMER ACKNOWLEDGES THAT Pii ADVISED CUSTOMER THAT Pii WOULD NOT HAVE ENTERED INTO THIS AGREEMENT ABSENT SUCH LIMITATIONS OF LIABILITY.

8. FORCE MAJEURE

Failure of any party to perform its obligations under this Agreement (except the obligation to make payments) shall not subject such party to any liability or place it in breach of any term or condition of this Agreement to the other party if such failure is caused by any cause beyond the reasonable control of such non-performing party, including, without limitation, acts of God, fire, explosion, flood, drought, war, riot, sabotage, embargo, interruption of or delay in transportation, a national health emergency or compliance with any order or regulation of any government entity acting with color of right.

9. GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (exclusive of its conflicts of laws provisions).

10. DISPUTES; ARBITRATION

(a) Except as provided in clause (c) below or in Section 6 with respect to disputes regarding non-conforming shipments, all disputes, controversies or claims arising out of or relating to the operation or interpretation of this Agreement shall be resolved by arbitration before one arbitrator in accordance with the Commercial Rules of the American Arbitration Association. The arbitrator shall be jointly selected by the parties. Any award rendered by the arbitrator shall be final and binding upon the parties and judgment upon any such award may be entered in any court having jurisdiction thereof. Arbitration shall be conducted in Delaware.

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(b) The arbitrator shall award attorneys' fees and other costs of the arbitration, including the fees and expenses of the arbitrator, to the prevailing party, as determined by the arbitrator.

(c) Notwithstanding anything to the contrary contained in this Section, in the event of any breach or threatened breach of this Agreement by either party that the other party believes will cause irreparable harm and damage to it, such party shall be entitled to an injunction, restraining order restraining such breach or threatened breach by the other party and all other remedies which shall be available to it at law or in equity and the parties irrevocably submit to the jurisdiction of any state or federal court sitting in the State of Delaware over any such suit, action or proceeding. Customer irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

11. NON-SOLICITATION AND HIRING

During the term of this Agreement and for a period of two (2) years thereafter, regardless of the reason for such termination, neither party will, directly or indirectly, without the prior written consent of the other party, solicit or hire, as an employee or independent contractor, any person who is, or was at any time, employed by or under contract with the other party, unless at the time of the solicitation or hiring, at least one (1) year shall have elapsed since the person was last employed by or under contract with the other party.

12. MISCELLANEOUS

(a) Waiver; Integration; Modification. The waiver of the breach of any term or provision of this Agreement shall not operate as or be construed to be a waiver of any other or subsequent breach of this Agreement. This Agreement sets forth the entire agreement between the parties with respect to the subject matter of this Agreement and merges and supersedes all prior discussions, agreements and understandings of every nature between them. No modification or amendment to this Agreement or any other agreement with respect to the subject matter of this Agreement shall be effective unless stated in writing and signed by the parties.

(b) Construction. Whenever the context may require, the singular form of names and pronouns shall include the plural and vice-versa. The section and subsection headings are included solely for the convenience of the parties and shall not be used in the interpretation of this Agreement. No rule of construction shall apply to this Agreement that construes any language, whether ambiguous, unclear or otherwise, in favor of or against any party based on the party that drafted such language.

(c) Counterparts; Electronic Delivery and Signature. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument, and by electronic (PDF) or facsimile delivery thereof. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE PARTIES EXPRESSLY ACKNOWLEDGE AND AGREE THAT THIS AGREEMENT MAY BE EXECUTED BY ANY PARTY HERETO VIA ELECTRONIC SIGNATURE, AS DEFINED IN THE MARYLAND UNIFORM ELECTRONIC TRANSACTIONS ACT, MARYLAND CODE, COMMERCIAL LAW ARTICLE, TITLE 21 (THE “ELECTRONIC TRANSACTIONS ACT”), AND THAT ANY SUCH ELECTRONIC SIGNATURE SHALL HAVE THE SAME FORCE AND EFFECT AS IF IT WAS AN ORIGINAL SIGNATURE AND SHALL BE BINDING TO THE FULLEST EXTENT PERMITTED UNDER THE ELECTRONIC TRANSACTIONS ACT.

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(d) Survival. No termination or expiration of this Agreement shall relieve the parties hereto of any obligation hereunder which by their terms are intended to or may survive the termination or expiration of this Agreement.

(e) Relationship Between Parties. Pii's relationship to Customer shall be that of an independent contractor. No persons engaged by Pii shall be considered under the provisions of this Agreement or otherwise as an employee of Customer. Nothing contained in this Agreement shall create or imply the creation of a partnership between Customer and Pii and neither party shall have any authority (actual or apparent) to bind the other.

(f) Delivery. Pii shall choose a commercially reasonable method of freight shipment and carrier for the deliverables hereunder, unless Customer has specified a particular method of shipment and carrier to Pii. All costs associated with freight, insurance, packaging and custom duties shall be paid by Customer. Risk of loss, damage and delay shall pass to Customer Ex Works (Incoterms 2010) Pii's shipping dock.

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In order to process this contract, please provide the following information:

AIM ImmunoTech Inc. Financial Set Up Form

Is a PO required on invoices? _____________Yes_________________________

If yes, please provide PO along with signed contract

Billing Contact: _Dean Maude________________________________________________

Email Address: _dean.maude@aimimmuno.com______________________________________________

Phone Number: 352-448-7797, ext 105_______________________________________________

Billing Address:

Street: __2117 SW Highway 484

Corporate Phone: (352) 448-7797

Corporate Fax: (352)480-4620

____________________________________________________

City and State: __ Ocala, FL

______________________________________________

Zip Code: __34473

__________________________________________________

Country: __USA___________________________________________________

Email Address to send invoices: ___ dean.maude@aimimmuno.com _______________________________

Any additional email addresses for invoices (if applicable):

_vishwajeet.atodaria@aimimmuno.com___________________________________________________________

**Please provide a completed W-9 to accountsreceivable@pharm-int.com

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AGREED AND ACCEPTED

Pharmaceutics International, Inc.	AIM ImmunoTech Inc.

/s/John Guthrie	/s/ Peter W. Rodino, III, JD
John Guthrie	Authorized Agent or Representative
Chief Financial Officer	Title: Chief Operating Officer

12/22/2020 / 1:09 PM EST	12/22/2020/ 3:18 PM EST
Date	Date

Please send the fully executed Agreement as a PDF via email to:

Michelle Ava: [***]

Kevin: [***]

Please email a copy of the Purchase Order (PO) to: accountsreceivable@pharm-int.com

Please remit Project Initiation payment along with signed Agreement to Pii:

Pharmaceutics International, Inc.

P.O. Box 6259

Hermitage PA 16148-0923

or transfer funds to:

[***]

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